UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 21, 2004


                                   QMED, INC.
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


         Delaware                        0-11411                 22-2468665
----------------------------    ------------------------  ----------------------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                    Identification Number)

                               25 Christopher Way
                           Eatontown, New Jersey 07724
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (732) 544-5544
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 3.02. Unregistered Sales of Equity Securities.

         On October 21, 2004, QMed, Inc. (the "Company") completed a private placement of 298,507 shares of its Common Stock, $.001 par value (the "Shares") to Quest Diagnostics Ventures LLC (an existing stockholder of the Company and hereinafter the "Investor"), pursuant to the terms of a certain Stock Purchase Agreement between the Company and the Investor dated as of October 21, 2004. The aggregate purchase price of the shares was $2,000,000.

         The issuance of the Shares did not involve any public offering. The Company issued the Shares in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended and/or Regulation D promulgated under the Securities Act of 1933. The Company made no solicitation in connection with the transactions other than communications with the Investor. The Company obtained representations from the Investor regarding the Investor's investment intent, experience, sophistication and status as an accredited investor, as defined in Rule 501(a) of the Securities Act of 1933. The Shares were issued with restricted securities legends. No underwriting discounts or commissions were paid in conjunction with the issuance of the Shares.


Item 9.01 Financial Statements and Exhibits.

         (c)      Exhibits

                  10.1 Stock Purchase Agreement between QMed, Inc. and Quest Diagnostics Ventures LLC, dated as of October 21, 2004.

                  10.2 Registration Rights Agreement between QMed, Inc. and Quest Diagnostics Ventures LLC, dated as of October 21, 2004.

                  99.1     QMed, Inc. Press Release dated October 22, 2004.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            QMED, INC.


                                            By:  /s/ William T. Schmitt, Jr.
                                               ---------------------------------
                                               William T. Schmitt, Jr.
                                               Senior Vice President, Treasurer
                                               & Chief Financial Officer

Date: October 25, 2004

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

                                  EXHIBIT INDEX

        Exhibit
        Number                     Description
        ------                     -----------

         10.1 Stock Purchase Agreement between QMed, Inc. and Quest Diagnostics Ventures LLC, dated as of October 21, 2004.

         10.2 Registration Rights Agreement between QMed, Inc. and Quest Diagnostics Ventures LLC, dated as of October 21, 2004.

         99.1     QMed, Inc. Press Release dated October 22, 2004.

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